MEMORANDUM OF AGREEMENT
(EXPENSE LIMITATIONS)
     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the “Exhibits”), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Aim Advisors, Inc. (“Invesco Aim”). Invesco Aim shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:
     For the Contractual Limits (listed in Exhibits A — C), the Trusts and Invesco Aim agree until at least the expiration date set forth on the attached Exhibits A — C (the “Expiration Date”) that Invesco Aim will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds’ Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund’s investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-C. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco Aim may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco Aim will not have any right to reimbursement of any amount so waived or reimbursed.
     For the Contractual Limits, each of the Trusts and Invesco Aim agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco Aim have agreed to continue them. The Exhibits will be amended to reflect any such agreement.
     For the Voluntary Limits (listed in Exhibits A — C), the Trusts and Invesco Aim agree that these are not contractual in nature and that Invesco Aim may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds’ Boards of Trustees. Any delay or failure by Invesco Aim to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.
     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.
     IN WITNESS WHEREOF, each of the Trusts and Invesco Aim have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM TAX-EXEMPT FUNDS
AIM VARIABLE INSURANCE FUNDS
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By: Title:	/s/ John M. Zerr Senior Vice President

Invesco Aim Advisors, Inc.

By:	/s/ John M. Zerr

Title:	Senior Vice President

as of November 4, 2009
EXHIBIT “A” — RETAIL FUNDS(1)
FUNDS WITH FISCAL YEAR END OF MARCH 31
AIM SECTOR FUNDS

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Energy Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Financial Services Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Gold & Precious Metals Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Leisure Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Technology Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Utilities Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009
AIM TAX-EXEMPT FUNDS

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM High Income Municipal Fund
Class A Shares	Voluntary	0.80%	March 4, 2009	N/A	(2)
Class B Shares	Voluntary	1.55%	March 4, 2009	N/A	(2)
Class C Shares	Voluntary	1.55%	March 4, 2009	N/A	(2)
Class Y Shares	Voluntary	0.55%	March 4, 2009	N/A	(2)
Institutional Class Shares	Voluntary	0.55%	March 4, 2009	N/A	(2)
FUNDS WITH FISCAL YEAR END OF JULY 31
AIM INVESTMENT SECURITIES FUNDS

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Core Bond Fund
Class A Shares	Contractual	0.80%	March 4, 2009	June 30, 2010
Class B Shares	Contractual	1.55%	March 4, 2009	June 30, 2010
Class C Shares	Contractual	1.55%	March 4, 2009	June 30, 2010
Class R Shares	Contractual	1.05%	March 4, 2009	June 30, 2010
Class Y Shares	Contractual	0.55%	March 4, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.55%	March 4, 2009	June 30, 2010
AIM Dynamics Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Global Real Estate Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM High Yield Fund
Class A Shares	Contractual	0.99%	March 4, 2009	June 30, 2010
Class B Shares	Contractual	1.74%	March 4, 2009	June 30, 2010
Class C Shares	Contractual	1.74%	March 4, 2009	June 30, 2010
Class Y Shares	Contractual	0.74%	March 4, 2009	June 30, 2010
Investor Class Shares	Contractual	0.99%	March 4, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.74%	March 4, 2009	June 30, 2010
AIM Municipal Bond Fund
Class A Shares	Contractual	0.57%	March 4, 2009	June 30, 2010
Class B Shares	Contractual	1.32%	March 4, 2009	June 30, 2010
Class C Shares	Contractual	1.32%	March 4, 2009	June 30, 2010
Class Y Shares	Contractual	0.32%	March 4, 2009	June 30, 2010
Investor Class Shares	Contractual	0.57%	March 4, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE		EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION		CURRENT LIMIT	DATE
AIM Real Estate Fund
Class A Shares	Contractual	2.00%		July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%		July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%		July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%		July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%		July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%		July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%		July 1, 2009	June 30, 2010
AIM Short Term Bond Fund
Class A Shares	Contractual	0.66%		March 4, 2009	June 30, 2010
Class C Shares	Contractual	0.91	%(3)	March 4, 2009	June 30, 2010
Class R Shares	Contractual	0.91%		March 4, 2009	June 30, 2010
Class Y Shares	Contractual	0.41%		March 4, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.41%		March 4, 2009	June 30, 2010
FUNDS WITH FISCAL YEAR END OF AUGUST 31
AIM COUNSELOR SERIES TRUST

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Core Plus Bond Fund
Class A Shares	Contractual	0.90%	June 2, 2009	June 30, 2010
Class B Shares	Contractual	1.65%	June 2, 2009	June 30, 2010
Class C Shares	Contractual	1.65%	June 2, 2009	June 30, 2010
Class R Shares	Contractual	1.15%	June 2, 2009	June 30, 2010
Class Y Shares	Contractual	0.65%	June 2, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.65%	June 2, 2009	June 30, 2010
AIM Floating Rate Fund
Class A Shares	Contractual	1.50%	April 14, 2006	June 30, 2010
Class C Shares	Contractual	2.00%	April 14, 2006	June 30, 2010
Class R Shares	Contractual	1.75%	April 14, 2006	June 30, 2010
Class Y Shares	Contractual	1.25%	October 3, 2008	June 30, 2010
Institutional Class Shares	Contractual	1.25%	April 14, 2006	June 30, 2010
AIM Multi-Sector Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 20, 2010
AIM Select Real Estate Income Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 20, 2010
AIM Structured Core Fund
Class A Shares	Contractual	1.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	1.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	0.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	1.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.75%	July 1, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Structured Growth Fund
Class A Shares	Contractual	1.00%	March 31, 2006	June 30, 2010
Class B Shares	Contractual	1.75%	March 31, 2006	June 30, 2010
Class C Shares	Contractual	1.75%	March 31, 2006	June 30, 2010
Class R Shares	Contractual	1.25%	March 31, 2006	June 30, 2010
Class Y Shares	Contractual	0.75%	October 3, 2008	June 30, 2010
Institutional Class Shares	Contractual	0.75%	March 31, 2006	June 30, 2010
AIM Structured Value Fund
Class A Shares	Contractual	1.00%	March 31, 2006	June 30, 2010
Class B Shares	Contractual	1.75%	March 31, 2006	June 30, 2010
Class C Shares	Contractual	1.75%	March 31, 2006	June 30, 2010
Class R Shares	Contractual	1.25%	March 31, 2006	June 30, 2010
Class Y Shares	Contractual	0.75%	October 3, 2008	June 30, 2010
Institutional Class Shares	Contractual	0.75%	March 31, 2006	June 30, 2010
FUNDS WITH FISCAL YEAR END OF OCTOBER 31
AIM EQUITY FUNDS

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Capital Development Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Charter Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class S Shares	Contractual	1.90%	September 25, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009
AIM Constellation Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Disciplined Equity Fund
Class Y Shares	Contractual	1.75%	July 14, 2009	June 30, 2010
AIM Diversified Dividend Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Large Cap Basic Value Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Large Cap Growth Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Summit Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class P Shares	Contractual	1.85%	July 1, 2009	June 30, 2010
Class S Shares	Contractual	1.90%	September 25, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM INTERNATIONAL MUTUAL FUNDS

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Asia Pacific Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM European Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.50%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
AIM Global Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Global Small & Mid Cap Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM International Core Equity Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.50%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM International Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.50%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM INVESTMENT FUNDS

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Balanced-Risk Allocation Fund(4)
Class A Shares	Contractual	1.04%	November 4, 2009	November 4, 2010
Class B Shares	Contractual	1.79%	November 4, 2009	November 4, 2010
Class C Shares	Contractual	1.79%	November 4, 2009	November 4, 2010
Class R Shares	Contractual	1.29%	November 4, 2009	November 4, 2010
Class Y Shares	Contractual	0.79%	November 4, 2009	November 4, 2010
Institutional Class Shares	Contractual	0.79%	November 4, 2009	November 4, 2010
AIM China Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Developing Markets Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Global Health Care Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM International Total Return Fund
Class A Shares	Contractual	1.10%	March 31, 2006	June 30, 2010
Class B Shares	Contractual	1.85%	March 31, 2006	June 30, 2010
Class C Shares	Contractual	1.85%	March 31, 2006	June 30, 2010
Class Y Shares	Contractual	0.85%	October 3, 2008	June 30, 2010
Institutional Class Shares	Contractual	0.85%	March 31, 2006	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE		EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION		CURRENT LIMIT	DATE
AIM Japan Fund
Class A Shares	Contractual	2.25%		March 31, 2006	June 30, 2010
Class B Shares	Contractual	3.00%		March 31, 2006	June 30, 2010
Class C Shares	Contractual	3.00%		March 31, 2006	June 30, 2010
Class Y Shares	Contractual	2.00%		October 3, 2008	June 30, 2010
Institutional Class Shares	Contractual	2.00%		March 31, 2006	June 30, 2010
AIM LIBOR Alpha Fund
Class A Shares	Contractual	0.85%		March 31, 2006	June 30, 2010
Class C Shares	Contractual	1.10	%(3)	March 31, 2006	June 30, 2010
Class R Shares	Contractual	1.10%		March 31, 2006	June 30, 2010
Class Y Shares	Contractual	0.60%		October 3, 2008	June 30, 2010
Institutional Class Shares	Contractual	0.60%		March 31, 2006	June 30, 2010
AIM Trimark Endeavor Fund
Class A Shares	Contractual	2.00%		July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%		July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%		July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%		July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%		July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%		July 1, 2009	June 30, 2010
AIM Trimark Fund
Class A Shares	Contractual	2.25%		July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%		July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%		July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.50%		July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%		July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%		July 1, 2009	June 30, 2010
AIM Trimark Small Companies Fund
Class A Shares	Contractual	2.00%		July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%		July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%		July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%		July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%		July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%		July 1, 2009	June 30, 2010
FUNDS WITH FISCAL YEAR END OF DECEMBER 31
AIM FUNDS GROUP

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Basic Balanced Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM European Small Company Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM European Small Company Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Global Core Equity Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM International Small Company Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Mid Cap Basic Value Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Select Equity Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Small Cap Equity Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM GROWTH SERIES

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Basic Value Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Conservative Allocation Fund
Class A Shares	Contractual	0.48%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.23%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.23%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	0.73%	July 1, 2009	June 30, 2010
Class S Shares	Contractual	0.38%	September 25, 2009	June 30, 2010
Class Y Shares	Contractual	0.23%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.23%	July 1, 2009	June 30, 2010
AIM Global Equity Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.50%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
AIM Growth Allocation Fund
Class A Shares	Contractual	0.46%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.21%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.21%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	0.71%	July 1, 2009	June 30, 2010
Class S Shares	Contractual	0.36%	September 25, 2009	June 30, 2010
Class Y Shares	Contractual	0.21%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.21%	July 1, 2009	June 30, 2010
AIM Income Allocation Fund
Class A Shares	Contractual	0.28%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.03%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.03%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	0.53%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	0.03%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.03%	July 1, 2009	June 30, 2010
AIM Balanced-Risk Retirement Now Fund
Class A Shares	Contractual	0.25%	November 4, 2009	November 4, 2010
Class B Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class C Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class R Shares	Contractual	0.50%	November 4, 2009	November 4, 2010
Class Y Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
Institutional Class Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
AIM Balanced-Risk Retirement 2010
Fund
Class A Shares	Contractual	0.25%	November 4, 2009	November 4, 2010
Class B Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class C Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class R Shares	Contractual	0.50%	November 4, 2009	November 4, 2010
Class Y Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
Institutional Class Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
AIM Balanced-Risk Retirement 2020
Fund
Class A Shares	Contractual	0.25%	November 4, 2009	November 4, 2010
Class B Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class C Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class R Shares	Contractual	0.50%	November 4, 2009	November 4, 2010
Class Y Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
Institutional Class Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Balanced-Risk Retirement 2030
Fund
Class A Shares	Contractual	0.25%	November 4, 2009	November 4, 2010
Class B Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class C Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class R Shares	Contractual	0.50%	November 4, 2009	November 4, 2010
Class Y Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
Institutional Class Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
AIM Balanced-Risk Retirement 2040
Fund
Class A Shares	Contractual	0.25%	November 4, 2009	November 4, 2010
Class B Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class C Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class R Shares	Contractual	0.50%	November 4, 2009	November 4, 2010
Class Y Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
Institutional Class Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
AIM Balanced-Risk Retirement 2050
Fund
Class A Shares	Contractual	0.25%	November 4, 2009	November 4, 2010
Class B Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class C Shares	Contractual	1.00%	November 4, 2009	November 4, 2010
Class R Shares	Contractual	0.50%	November 4, 2009	November 4, 2010
Class Y Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
Institutional Class Shares	Contractual	0.00%	November 4, 2009	November 4, 2010
AIM International Allocation Fund
Class A Shares	Contractual	0.43%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.18%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.18%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	0.68%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	0.18%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.18%	July 1, 2009	June 30, 2010
AIM Mid Cap Core Equity Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
AIM Moderate Allocation Fund
Class A Shares	Contractual	0.37%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.12%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.12%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	0.62%	July 1, 2009	June 30, 2010
Class S Shares	Contractual	0.27%	September 25, 2009	June 30, 2010
Class Y Shares	Contractual	0.12%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.12%	July 1, 2009	June 30, 2010
AIM Moderate Growth Allocation Fund
Class A Shares	Contractual	0.37%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.12%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.12%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	0.62%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	0.12%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.12%	July 1, 2009	June 30, 2010
See page 13 for footnotes to Exhibit A.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM Moderately Conservative
Allocation Fund
Class A Shares	Contractual	0.39%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	1.14%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	1.14%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	0.64%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	0.14%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	0.14%	July 1, 2009	June 30, 2010
AIM Small Cap Growth Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Class B Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2010
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2010
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2010
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2010
Institutional Class Shares	Contractual	1.75%	July 1, 2009	June 30, 2010

(1)	The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2)	AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3)	The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Aim Distributors, Inc.

(4)	Includes waived fees or reimbursed expenses that Invesco Aim receives from Invesco Aim Cayman Commodity Fund I, Ltd.

as of November 4, 2009
EXHIBIT “B” — INSTITUTIONAL MONEY MARKET FUNDS(1, 2)
FUNDS WITH FISCAL YEAR END OF AUGUST 31
SHORT-TERM INVESTMENTS TRUST

	CONTRACTUAL/	EXPENSE		EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION		CURRENT LIMIT	DATE
Government & Agency Portfolio
Cash Management Class	Contractual	0.22	%(2)	July 1, 2009	June 30, 2010
Corporate Class	Contractual	0.17%		July 1, 2009	June 30, 2010
Institutional Class	Contractual	0.14%		July 1, 2009	June 30, 2010
Personal Investment Class	Contractual	0.69	%(2)	July 1, 2009	June 30, 2010
Private Investment Class	Contractual	0.44	%(2)	July 1, 2009	June 30, 2010
Reserve Class	Contractual	1.01	%(2)	July 1, 2009	June 30, 2010
Resource Class	Contractual	0.30	%(2)	July 1, 2009	June 30, 2010
Government TaxAdvantage Portfolio
Cash Management Class	Contractual	0.22	%(2)	July 1, 2009	June 30, 2010
Corporate Class	Contractual	0.17%		July 1, 2009	June 30, 2010
Institutional Class	Contractual	0.14%		July 1, 2009	June 30, 2010
Personal Investment Class	Contractual	0.69	%(2)	July 1, 2009	June 30, 2010
Private Investment Class	Contractual	0.39	%(2)	July 1, 2009	June 30, 2010
Reserve Class	Contractual	1.01	%(2)	July 1, 2009	June 30, 2010
Resource Class	Contractual	0.30	%(2)	July 1, 2009	June 30, 2010
Liquid Assets Portfolio
Cash Management Class	Contractual	0.22	%(2)	July 1, 2009	June 30, 2010
Corporate Class	Contractual	0.17%		July 1, 2009	June 30, 2010
Institutional Class	Contractual	0.14%		July 1, 2009	June 30, 2010
Personal Investment Class	Contractual	0.69	%(2)	July 1, 2009	June 30, 2010
Private Investment Class	Contractual	0.44	%(2)	July 1, 2009	June 30, 2010
Reserve Class	Contractual	1.01	%(2)	July 1, 2009	June 30, 2010
Resource Class	Contractual	0.34%		July 1, 2009	June 30, 2010
STIC Prime Portfolio
Cash Management Class	Contractual	0.22	%(2)	July 1, 2009	June 30, 2010
Corporate Class	Contractual	0.17%		July 1, 2009	June 30, 2010
Institutional Class	Contractual	0.14%		July 1, 2009	June 30, 2010
Personal Investment Class	Contractual	0.69	%(2)	July 1, 2009	June 30, 2010
Private Investment Class	Contractual	0.44	%(2)	July 1, 2009	June 30, 2010
Reserve Class	Contractual	1.01	%(2)	July 1, 2009	June 30, 2010
Resource Class	Contractual	0.30	%(2)	July 1, 2009	June 30, 2010
Tax-Free Cash Reserve Portfolio
Cash Management Class	Contractual	0.33	%(2)	July 1, 2009	June 30, 2010
Corporate Class	Contractual	0.28%		July 1, 2009	June 30, 2010
Institutional Class	Contractual	0.25%		July 1, 2009	June 30, 2010
Personal Investment Class	Contractual	0.80	%(2)	July 1, 2009	June 30, 2010
Private Investment Class	Contractual	0.50	%(2)	July 1, 2009	June 30, 2010
Reserve Class	Contractual	1.12	%(2)	July 1, 2009	June 30, 2010
Resource Class	Contractual	0.41	%(2)	July 1, 2009	June 30, 2010
See page 15 for footnotes to Exhibit C.

as of November 4, 2009

	CONTRACTUAL/	EXPENSE		EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION		CURRENT LIMIT	DATE
Treasury Portfolio(3)
Cash Management Class	Contractual	0.22	%(2)	July 1, 2009	June 30, 2010
Corporate Class	Contractual	0.17%		July 1, 2009	June 30, 2010
Institutional Class	Contractual	0.14%		July 1, 2009	June 30, 2010
Personal Investment Class	Contractual	0.69	%(2)	July 1, 2009	June 30, 2010
Private Investment Class	Contractual	0.44	%(2)	July 1, 2009	June 30, 2010
Reserve Class	Contractual	1.01	%(2)	July 1, 2009	June 30, 2010
Resource Class	Contractual	0.30	%(2)	July 1, 2009	June 30, 2010

(1)	The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2)	The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Aim Distributors, Inc.

(3)	The expense limitation also excludes Trustees’ fees and federal registration expenses.

as of November 4, 2009
EXHIBIT “C” — VARIABLE INSURANCE FUNDS
AIM VARIABLE INSURANCE FUNDS

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM V.I. Basic Balanced Fund
Series I Shares	Contractual	0.91%	July 1, 2005	April 30, 2010
Series II Shares	Contractual	1.16%	July 1, 2005	April 30, 2010
AIM V.I. Basic Value Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2010
Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2010
AIM V.I. Capital Appreciation Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2010
Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2010
AIM V.I. Capital Development Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2010
Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2010
AIM V.I. Core Equity Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2010
Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2010
AIM V.I. Diversified Income Fund
Series I Shares	Contractual	0.75%	July 1, 2005	April 30, 2010
Series II Shares	Contractual	1.00%	July 1, 2005	April 30, 2010
AIM V.I. Dynamics Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2010
Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2010
AIM V.I. Financial Services Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2010
Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2010
AIM V.I. Global Health Care Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2010
Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2010
AIM V.I. Global Real Estate Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2010
Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2010
AIM V.I. Government Securities Fund
Series I Shares	Contractual	0.73%	July 1, 2005	April 30, 2010
Series II Shares	Contractual	0.98%	July 1, 2005	April 30, 2010

as of November 4, 2009

	CONTRACTUAL/	EXPENSE	EFFECTIVE DATE OF	EXPIRATION
FUND	VOLUNTARY	LIMITATION	CURRENT LIMIT	DATE
AIM V.I. High Yield Fund
Series II Shares	Contractual	0.95%	July 1, 2005	April 30, 2010
Series II Shares	Contractual	1.20%	April 30, 2004	April 30, 2010
AIM V.I. International Growth Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2010
Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2010
AIM V.I. Large Cap Growth Fund
Series I Shares	Contractual	1.01%	July 1, 2005	April 30, 2010
Series II Shares	Contractual	1.26%	July 1, 2005	April 30, 2010
AIM V.I. Leisure Fund
Series I Shares	Contractual	1.01%	April 30, 2004	April 30, 2010
Series II Shares	Contractual	1.26%	April 30, 2004	April 30, 2010
AIM V.I. Mid Cap Core Equity Fund
Series I Shares	Contractual	1.30%	September 10, 2001	April 30, 2010
Series II Shares	Contractual	1.45%	September 10, 2001	April 30, 2010
AIM V.I. Money Market Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2010
Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2010
AIM V.I. PowerShares ETF Allocation
Fund
Series I Shares	Contractual	0.18%	October 22, 2008	April 30, 2010
Series II Shares	Contractual	0.43%	October 22, 2008	April 30, 2010
AIM V.I. Small Cap Equity Fund
Series I Shares	Contractual	1.15%	July 1, 2005	April 30, 2010
Series II Shares	Contractual	1.40%	July 1, 2005	April 30, 2010
AIM V.I. Technology Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2010
Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2010
AIM V.I. Utilities Fund
Series I Shares	Contractual	0.93%	September 23, 2005	April 30, 2010
Series II Shares	Contractual	1.18%	September 23, 2005	April 30, 2010